HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

Supplement dated July 11, 2013 to your Prospectus

1.  FUND OPENING

AllianzGI NFJ Small-Cap Value Fund - Class A

Effective immediately, the AllianzGI NFJ Small-Cap Value Fund Sub-Account will reopen to investors.  All references in the Prospectus to the Fund being closed are deleted.

2.  FUND REORGANIZATION

LORD ABBETT CLASSIC STOCK FUND – CLASS P

On or about October 11, 2013, shareholders will vote on the proposed reorganization (the “Reorganization”) of the Lord Abbett Classic Stock Fund (“Merging Fund”) into the Lord Abbett Calibrated Dividend Growth Fund (“Acquiring Fund”).  If the proposed Reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is expected to be completed as soon as possible after the shareholder meeting.  If shareholder approval of the Reorganization is delayed, the Reorganization will be completed as soon as practicable after obtaining shareholder approval. (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the close of trading on the New York Stock Exchange on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.